                                                     Exhibit 99.2
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

  ------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                 ACCRUAL BASIS
  ------------------------------------------

  ------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
  ------------------------------------------

  ------------------------------------------
  JUDGE: BARBARA J. HOUSER
  ------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE  PARTY:

  /s/ Drew Keith                             CHIEF FINANCIAL OFFICER
  ----------------------------------------   -----------------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

  DREW KEITH                                              11/20/2001
  ----------------------------------------   -----------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                          DATE

  PREPARER:

  /s/ Kevin K. Craig                         CONTROLLER, KITTY HAWK INC.
  ----------------------------------------   -----------------------------------
  ORIGINAL SIGNATURE OF PREPARER                            TITLE

  KEVIN K. CRAIG                                          11/20/2001
  ----------------------------------------   -----------------------------------
  PRINTED NAME OF PREPARER                                   DATE


--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Monthly Operating Report

     ------------------------------------------------------------------
     CASE NAME: KITTY HAWK AIRCARGO, INC.                                                             ACCRUAL BASIS-1
     ------------------------------------------------------------------

     ------------------------------------------------------------------
     CASE NUMBER: 400-42142-BJH-11                                                                02/13/95, RWD, 2/96
     ------------------------------------------------------------------


     ------------------------------------------------------------------

     COMPARATIVE  BALANCE  SHEET
     -----------------------------------------------------------------------------------------------------------------------
                                                             SCHEDULE          MONTH             MONTH            MONTH
                                                                        ----------------------------------------------------
     ASSETS                                                   AMOUNT       OCTOBER, 2001     NOVEMBER, 2001  DECEMBER, 2001
     -----------------------------------------------------------------------------------------------------------------------
     1.      UNRESTRICTED CASH                             $     16,904    $      18,832     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     2.      RESTRICTED CASH                               $          0    $           0     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     3.      TOTAL CASH                                    $     16,904    $      18,832     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     4.      ACCOUNTS RECEIVABLE (NET)                     $ 29,303,045    $   3,113,116     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     5.      INVENTORY                                     $  1,508,508    $   2,231,858     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     6.      NOTES RECEIVABLE                              $          0    $           0     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     7.      PREPAID EXPENSES                              $  2,294,717    $   6,162,102     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     8.      OTHER (ATTACH LIST)                           $111,256,463     ($31,048,261)    $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     9.      TOTAL CURRENT ASSETS                          $144,379,636     ($19,522,353)    $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     10.     PROPERTY, PLANT & EQUIPMENT                   $166,772,560    $ 130,811,596     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     11.     LESS: ACCUMULATED
             DEPRECIATION / DEPLETION                      $          0    $  64,136,459     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     12.     NET PROPERTY, PLANT &
             EQUIPMENT                                     $166,772,560    $  66,675,137     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     13.     DUE FROM INSIDERS
     -----------------------------------------------------------------------------------------------------------------------
     14.     OTHER ASSETS - NET OF
             AMORTIZATION (ATTACH LIST)                    $          0    $   2,020,505     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     15.     OTHER (ATTACH LIST)                           $          0
     -----------------------------------------------------------------------------------------------------------------------
     16.     TOTAL ASSETS                                  $311,152,196    $  49,173,289     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     -----------------------------------------------------------------------------------------------------------------------
     17.     ACCOUNTS PAYABLE                                              $     503,215     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     18.     TAXES PAYABLE                                                 $       6,400     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     19.     NOTES PAYABLE                                                 $           0     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     20.     PROFESSIONAL FEES                                             $           0     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     21.     SECURED DEBT                                                  $   6,881,734     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     22.     OTHER (ATTACH LIST)                                            ($29,640,207)    $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     23.     TOTAL POSTPETITION
             LIABILITIES                                                    ($22,248,858)    $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     -----------------------------------------------------------------------------------------------------------------------
     24.     SECURED DEBT                                                  $   5,140,250     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     25.     PRIORITY DEBT                                 $  2,177,962    $           0     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     26.     UNSECURED DEBT                                $184,252,878    $  29,612,452     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     27.     OTHER (ATTACH LIST)                           $          0    $  21,053,895     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     28.     TOTAL PREPETITION LIABILITIES                 $186,430,840    $  55,806,597     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     29.     TOTAL LIABILITIES                             $186,430,840    $  33,557,739     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     EQUITY
     -----------------------------------------------------------------------------------------------------------------------
     30.     PREPETITION OWNERS' EQUITY                                    $  69,645,449     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     31.     POSTPETITION CUMULATIVE
             PROFIT OR (LOSS)                                               ($54,029,899)    $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     32.     DIRECT CHARGES TO EQUITY
             (ATTACH EXPLANATION)                                          $           0     $            0
     -----------------------------------------------------------------------------------------------------------------------
     33.     TOTAL EQUITY                                  $          0    $  15,615,550     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
     34.     TOTAL LIABILITIES  &
             OWNERS' EQUITY                                $186,430,840    $  49,173,289     $            0  $            0
     -----------------------------------------------------------------------------------------------------------------------
                                                                           $           0     $            0  $            0
---------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                                                                             Monthly Operating Report

   -----------------------------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.                                                   ACCRUAL BASIS-2
   -----------------------------------------------------------

   -----------------------------------------------------------
   CASE NUMBER: 400-42142-BJH-11                                                             02/13/95, RWD, 2/96
   -----------------------------------------------------------

   ------------------------------------------
   INCOME STATEMENT
   ------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                 MONTH                 MONTH           QUARTER
                                             --------------------------------------------------------------
   REVENUES                                     OCTOBER, 2001         NOVEMBER, 2001        DECEMBER, 2001       TOTAL
   ------------------------------------------------------------------------------------------------------------------------
   1.       GROSS REVENUES                      $   2,423,004         $            0        $            0    $  2,423,004
   ------------------------------------------------------------------------------------------------------------------------
   2.       LESS: RETURNS & DISCOUNTS           $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   3.       NET REVENUE                         $   2,423,004         $            0        $            0    $  2,423,004
   ------------------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ------------------------------------------------------------------------------------------------------------------------
   4.       MATERIAL                            $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   5.       TOTAL CASH                          $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   6.       DIRECT OVERHEAD                     $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   7.       TOTAL COST OF GOODS SOLD            $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   8.       GROSS PROFIT                        $   2,423,004         $            0        $            0    $  2,423,004
   ------------------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ------------------------------------------------------------------------------------------------------------------------
   9.       OFFICER / INSIDER COMPENSATION      $      29,166         $            0        $            0    $     29,166
   ------------------------------------------------------------------------------------------------------------------------
   10.      SELLING & MARKETING                 $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   11.      GENERAL & ADMINISTRATIVE            $     346,576         $            0        $            0    $    346,576
   ------------------------------------------------------------------------------------------------------------------------
   12.      RENT & LEASE                        $   1,948,929         $            0        $            0    $  1,948,929
   ------------------------------------------------------------------------------------------------------------------------
   13.      OTHER (ATTACH LIST)                 $   4,962,007         $            0        $            0    $  4,962,007
   ------------------------------------------------------------------------------------------------------------------------
   14.      TOTAL OPERATING EXPENSES            $   7,286,678         $            0        $            0    $  7,286,678
   ------------------------------------------------------------------------------------------------------------------------
   15.      INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                      ($4,863,674)        $            0        $            0     ($4,863,674)
   ------------------------------------------------------------------------------------------------------------------------
   OTHER INCOME & EXPENSES
   ------------------------------------------------------------------------------------------------------------------------
   16.      NON-OPERATING INCOME (ATT. LIST)         ($95,882)        $            0        $            0        ($95,882)
   ------------------------------------------------------------------------------------------------------------------------
   17.      NON-OPERATING EXPENSE (ATT. LIST)   $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   18.      INTEREST EXPENSE                    $      85,532         $            0        $            0    $     85,532
   ------------------------------------------------------------------------------------------------------------------------
   19.      DEPRECIATION / DEPLETION            $      84,625         $            0        $            0    $     84,625
   ------------------------------------------------------------------------------------------------------------------------
   20.      AMORTIZATION                        $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   21.      OTHER (ATTACH LIST)                   ($3,903,097)        $            0        $            0     ($3,903,097)
   ------------------------------------------------------------------------------------------------------------------------
   22.      NET OTHER INCOME & EXPENSES           ($3,828,822)        $            0        $            0     ($3,828,822)
   ------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ------------------------------------------------------------------------------------------------------------------------
   23.      PROFESSIONAL FEES                   $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   24.      U.S. TRUSTEE FEES                   $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   25.      OTHER (ATTACH LIST)                 $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   26.      TOTAL REORGANIZATION EXPENSES       $           0         $            0        $            0    $          0
   ------------------------------------------------------------------------------------------------------------------------
   27.      INCOME TAX                              ($413,939)        $            0        $            0       ($413,939)
   ------------------------------------------------------------------------------------------------------------------------
   28.      NET PROFIT (LOSS)                       ($620,913)        $            0        $            0       ($620,913)
   ------------------------------------------------------------------------------------------------------------------------
                                                $           0         $            0        $            0
==============================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ---------------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-3
  ---------------------------------------------------

  ---------------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                         02/13/95, RWD, 2/96
  ---------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  CASH RECEIPTS AND                               MONTH          MONTH            MONTH            QUARTER
                                             ------------------------------------------------
  DISBURSEMENTS                               OCTOBER, 2001  NOVEMBER, 2001   DECEMBER, 2001        TOTAL
  -----------------------------------------------------------------------------------------------------------
  1.   CASH - BEGINNING OF MONTH                 $   18,835         $18,832          $18,832      $   18,835
  -----------------------------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  -----------------------------------------------------------------------------------------------------------
  2.   CASH SALES                                $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  -----------------------------------------------------------------------------------------------------------
  3.   PREPETITION                               $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  4.   TOTAL CASH                                $3,571,526         $     0          $     0      $3,571,526
  -----------------------------------------------------------------------------------------------------------
  5.   TOTAL OPERATING RECEIPTS                  $3,571,526         $     0          $     0      $3,571,526
  -----------------------------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -----------------------------------------------------------------------------------------------------------
  6.   LOANS & ADVANCES (ATTACH LIST)            $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  7.   SALE OF ASSETS                            $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  8.   OTHER (ATTACH LIST)                      ($3,571,529)        $     0          $     0     ($3,571,529)
  -----------------------------------------------------------------------------------------------------------
  9.   TOTAL NON-OPERATING RECEIPTS             ($3,571,529)        $     0          $     0     ($3,571,529)
  -----------------------------------------------------------------------------------------------------------
  10.  TOTAL RECEIPTS                                   ($3)              0          $     0             ($3)
  -----------------------------------------------------------------------------------------------------------
  11.  TOTAL CASH AVAILABLE                      $   18,832         $18,832          $18,832      $   18,832
  -----------------------------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  -----------------------------------------------------------------------------------------------------------
  12.  NET PAYROLL                               $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  13.  PAYROLL TAXES PAID                        $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  14.  SALES, USE & OTHER TAXES PAID             $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  15.  SECURED / RENTAL / LEASES                 $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  16.  UTILITIES                                 $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  17.  INSURANCE                                 $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  18.  INVENTORY PURCHASES                       $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  19.  VEHICLE EXPENSES                          $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  20.  TRAVEL                                    $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  21.  ENTERTAINMENT                             $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  22.  REPAIRS & MAINTENANCE                     $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  23.  SUPPLIES                                  $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  24.  ADVERTISING                               $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  25.  OTHER (ATTACH LIST)                       $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  26.  TOTAL OPERATING DISBURSEMENTS             $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  -----------------------------------------------------------------------------------------------------------
  27.  PROFESSIONAL FEES                         $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  28.  U.S. TRUSTEE FEES                         $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  29.  OTHER (ATTACH LIST)                       $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  30.  TOTAL REORGANIZATION EXPENSES             $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  31.  TOTAL DISBURSEMENTS                       $        0         $     0          $     0      $        0
  -----------------------------------------------------------------------------------------------------------
  32.  NET CASH FLOW                                    ($3)        $     0          $     0             ($3)
  -----------------------------------------------------------------------------------------------------------
  33.  CASH - END OF MONTH                       $   18,832         $18,832          $18,832      $   18,832
  ----------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ----------------------------------------------
    CASE NAME: KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-4
    ----------------------------------------------

    ----------------------------------------------
    CASE NUMBER: 400-42142-BJH-11                       02/13/95, RWD, 2/96
    ----------------------------------------------

    -------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE        MONTH          MONTH            MONTH
                                                                        -----------------------------------------------
    ACCOUNTS RECEIVABLE AGING                                AMOUNT     OCTOBER, 2001  NOVEMBER, 2001   DECEMBER, 2001
    -------------------------------------------------------------------------------------------------------------------
    1.   0-30                                           $27,808,237        $2,285,470        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    2.   31-60                                          $   648,873        $  956,727        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    3.   61-90                                          $   923,454         ($105,307)       $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    4.   91+                                               ($77,519)       $1,392,908        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    5.   TOTAL ACCOUNTS RECEIVABLE                      $29,303,045        $4,529,798        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    6.   TOTAL CASH
    -------------------------------------------------------------------------------------------------------------------
    7.   ACCOUNTS RECEIVABLE (NET)                      $29,303,045        $4,529,798        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------
    AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH: OCTOBER, 2001
                                                                                        -------------------------------

    -------------------------------------------------------------------------------------------------------------------
                                           0-30             31-60              61-90           91+
    TAXES PAYABLE                          DAYS              DAYS              DAYS            DAYS            TOTAL
    -------------------------------------------------------------------------------------------------------------------
    1.   FEDERAL                         $      0       $         0        $        0        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    2.   STATE                           $  6,400       $         0        $        0        $      0        $   6,400
    -------------------------------------------------------------------------------------------------------------------
    3.   LOCAL                                          $         0        $        0        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    4.   OTHER (ATTACH LIST)                            $         0        $        0        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    5.   TOTAL TAXES PAYABLE             $  6,400       $         0        $        0        $      0        $   6,400
    -------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------
    6.   ACCOUNTS PAYABLE                $206,537         ($112,102)       $    9,580        $399,200        $ 503,215
    -------------------------------------------------------------------------------------------------------------------

                                                                                                             $       0
    ---------------------------------------------
    STATUS OF POSTPETITION TAXES                                                 MONTH: OCTOBER, 2001
                                                                                        -------------------------------

    -------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING           AMOUNT                         ENDING
                                                           TAX           WITHHELD AND/       AMOUNT          TAX
    FEDERAL                                             LIABILITY*        OR ACCRUED          PAID        LIABILITY
    -------------------------------------------------------------------------------------------------------------------
    1.   WITHHOLDING**                                  $         0        $  633,241        $633,241        $       0
    -------------------------------------------------------------------------------------------------------------------
    2.   FICA-EMPLOYEE**                                $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    3.   FICA-EMPLOYER**                                $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    4.   UNEMPLOYMENT                                   $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    5.   INCOME                                         $         0        $        0        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    6.   OTHER (ATTACH LIST)                            $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    7.   TOTAL FEDERAL TAXES                            $         0        $  633,241        $633,241        $       0
    -------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    -------------------------------------------------------------------------------------------------------------------
    8.   WITHHOLDING                                    $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    9.   SALES                                          $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                         $    10,000        $    6,400        $ 10,000        $   6,400
    -------------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                   $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    12.  REAL PROPERTY                                  $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    13.  PERSONAL PROPERTY                              $         0        $        0        $      0        $       0
    -------------------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                            $         0                                          $       0
    -------------------------------------------------------------------------------------------------------------------
    15.  TOTAL STATE & LOCAL                            $    10,000        $    6,400        $ 10,000        $   6,400
    -------------------------------------------------------------------------------------------------------------------
    16.  TOTAL TAXES                                    $    10,000        $  639,641        $643,241        $   6,400
    -------------------------------------------------------------------------------------------------------------------

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
    ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

     ----------------------------------------
     CASE NAME: KITTY HAWK AIRCARGO, INC.          ACCRUAL BASIS-5
     ----------------------------------------

     ----------------------------------------
     CASE NUMBER: 400-42142-BJH-11                    02/13/95, RWD, 2/96
     ----------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

             TOTAL CASH                                                      MONTH: OCTOBER, 2001
     ---------------------------------------------                                  ---------------------------------------------
     BANK RECONCILIATIONS
                                                        Account #1              Account #2       Account #3
     ----------------------------------------------------------------------------------------------------------------------------
     A.      BANK:                                   Bank One
     --------------------------------------------------------------------------------------------------------------
     B.      ACCOUNT NUMBER:                              100130152                                                     TOTAL
     --------------------------------------------------------------------------------------------------------------
     C.      PURPOSE (TYPE):                        Operating Account
     ----------------------------------------------------------------------------------------------------------------------------
     1.      BALANCE PER BANK STATEMENT                            $0                                                $      0
     ----------------------------------------------------------------------------------------------------------------------------
     2.      ADD: TOTAL DEPOSITS NOT CREDITED                      $0                                                $      0
     ----------------------------------------------------------------------------------------------------------------------------
     3.      SUBTRACT: OUTSTANDING CHECKS                          $0                                                $      0
     ----------------------------------------------------------------------------------------------------------------------------
     4.      OTHER RECONCILING ITEMS                               $0                                                $      0
     ----------------------------------------------------------------------------------------------------------------------------
     5.      MONTH END BALANCE PER BOOKS                           $0                      $0              $0        $      0
     ----------------------------------------------------------------------------------------------------------------------------
     6.      NUMBER OF LAST CHECK WRITTEN
     ----------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------
     INVESTMENT ACCOUNTS

     ----------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF                  TYPE OF               PURCHASE            CURRENT
     BANK, ACCOUNT NAME & NUMBER                   PURCHASE                INSTRUMENT               PRICE              VALUE
     ----------------------------------------------------------------------------------------------------------------------------
     7.
     ----------------------------------------------------------------------------------------------------------------------------
     8.
     ----------------------------------------------------------------------------------------------------------------------------
     9.
     ----------------------------------------------------------------------------------------------------------------------------
     10.
     ----------------------------------------------------------------------------------------------------------------------------
     11.     TOTAL INVESTMENTS                                                                             $0        $      0
     ----------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------
     CASH

     ----------------------------------------------------------------------------------------------------------------------------
     12.     CURRENCY ON HAND                                                                                        $ 18,832
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
     13.     TOTAL CASH - END OF MONTH                                                                               $ 18,832
     ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Monthly Operating Report


       ---------------------------------------------
       CASE NAME:  KITTY HAWK AIRCARGO, INC.          ACCRUAL BASIS-6
       ---------------------------------------------

       ---------------------------------------------
       CASE NUMBER:  400-42142-BJH-11                   02/13/95, RWD, 2/96
       ---------------------------------------------

                                                        MONTH:  OCTOBER, 2001

       ---------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       ---------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF TOTAL COMPENSATION PAID ON CASH ID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------
                                           INSIDERS
       -------------------------------------------------------------------------
                                      TYPE OF          AMOUNT         TOTAL PAID
                     NAME             PAYMENT           PAID            TO DATE
       -------------------------------------------------------------------------
       1.   Clark Stevens        Salary                 $15,833         $376,249
       -------------------------------------------------------------------------
       2.   Donny Scott          Salary                 $13,333         $304,999
       -------------------------------------------------------------------------
       3.   Susan Hawley         Salary                 $     0         $ 41,667
       -------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                 $29,166         $722,915
       -------------------------------------------------------------------------

       --------------------------------------------------------------------------------------------------------------
                                                         PROFESSIONALS
       --------------------------------------------------------------------------------------------------------------
                                               DATE OF COURT                                                 TOTAL
                                             ORDER AUTHORIZING        AMOUNT      AMOUNT     TOTAL PAID     INCURRED
                          NAME                    PAYMENT            APPROVED      PAID       TO DATE      & UNPAID *
       --------------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
       --------------------------------------------------------------------------------------------------------------
       2.
       --------------------------------------------------------------------------------------------------------------
       3.
       --------------------------------------------------------------------------------------------------------------
       4.
       --------------------------------------------------------------------------------------------------------------
       5.
       --------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                             $0          $0             $0            $0
       --------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
       PROTECTION PAYMENTS
       -------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------

                                                     SCHEDULED             AMOUNTS
                                                      MONTHLY               PAID              TOTAL
                                                      PAYMENTS             DURING            UNPAID
                             NAME OF CREDITOR           DUE                 MONTH         POSTPETITION
       ------------------------------------------------------------------------------------------------
       1.   PEGASUS                                $   226,500         $   226,500                  $0
       ------------------------------------------------------------------------------------------------
       2.   CORPORATE TRUST/TRANSAMERICA           $         0         $         0                  $0
       ------------------------------------------------------------------------------------------------
       3.   PROVIDENT                              $    62,500         $    62,500                  $0
       ------------------------------------------------------------------------------------------------
       4.   COAST BUSINESS                         $   131,000         $   131,000                  $0
       ------------------------------------------------------------------------------------------------
       5.   WELLS FARGO                            $15,000,000         $15,000,000                  $0
       ------------------------------------------------------------------------------------------------
       6.   TOTAL                                  $15,420,000         $15,420,000                  $0
       ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

     ------------------------------------------
     CASE NAME:  KITTY HAWK AIRCARGO, INC.      ACCRUAL BASIS-7
     ------------------------------------------

     ------------------------------------------
     CASE NUMBER:  400-42142-BJH-11                    02/13/95, RWD, 2/96
     ------------------------------------------

                                                 MONTH: OCTOBER, 2001
                                                        ------------------------

     --------------------------------------------------
     QUESTIONNAIRE

     ----------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                NO
     ----------------------------------------------------------------------------------------------------------------------------
     1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                              X
            THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
     ----------------------------------------------------------------------------------------------------------------------------
     2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                                X
            OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
     ----------------------------------------------------------------------------------------------------------------------------
     3.     TOTAL CASH                                                                                                    X
            LOANS) DUE FROM RELATED PARTIES?
     ----------------------------------------------------------------------------------------------------------------------------
     4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                      X
            THIS REPORTING PERIOD?
     ----------------------------------------------------------------------------------------------------------------------------
     5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                              X
            DEBTOR FROM ANY PARTY?
     ----------------------------------------------------------------------------------------------------------------------------
     6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                  X
     ----------------------------------------------------------------------------------------------------------------------------
     7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                            X
            PAST DUE?
     ----------------------------------------------------------------------------------------------------------------------------
     8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                              X
     ----------------------------------------------------------------------------------------------------------------------------
     9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                    X
     ----------------------------------------------------------------------------------------------------------------------------
     10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                                X
            DELINQUENT?
     ----------------------------------------------------------------------------------------------------------------------------
     11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                               X
            REPORTING PERIOD?
     ----------------------------------------------------------------------------------------------------------------------------
     12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                               X
     ----------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
     EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     a) 4: Payments made to Flight Safety Boeing Training, in accordance with BR Court Order
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------
     INSURANCE
     ----------------------------------------------------------------------------------------------------------------------------
                                                                                                       YES                NO
     ----------------------------------------------------------------------------------------------------------------------------

     1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                     X
            NECESSARY INSURANCE COVERAGES IN EFFECT?
     ----------------------------------------------------------------------------------------------------------------------------
     2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
     ----------------------------------------------------------------------------------------------------------------------------
     3.     PLEASE ITEMIZE POLICIES BELOW.
     ----------------------------------------------------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
     HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
     EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

     ----------------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT  PAYMENTS
     ----------------------------------------------------------------------------------------------------------------------------
                 TYPE  OF                                                                                  PAYMENT AMOUNT
                  POLICY                           CARRIER                 PERIOD COVERED                   & FREQUENCY
     ----------------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------
            SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    -----------------------------------------
    CASE NAME:  KITTY HAWK AIRCARGO, INC.        FOOTNOTES SUPPLEMENT
    -----------------------------------------

    -----------------------------------------
    CASE NUMBER:  400-42142-BJH-11                   ACCRUAL BASIS
    -----------------------------------------

                                    MONTH:           OCTOBER, 2001
                                          -------------------------------------


    ----------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS                   LINE
     FORM NUMBER                    NUMBER                                FOOTNOTE / EXPLANATION
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              2                       13        SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
    ----------------------------------------------------------------------------------------------------------------------------
                                                 SFAS 121 Writedown Adjustment of $257,832 in 9/01& $27,211 in 10/01
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              3                        8        All cash received into the subsidiary cash account is swept
    ----------------------------------------------------------------------------------------------------------------------------
                                                 each night to Kitty Hawk, Inc. Master Account
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              3                       31        All disbursements (either by wire transfer or check), including payroll, are
    ----------------------------------------------------------------------------------------------------------------------------
                                                 disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ----------------------------------------------------------------------------------------------------------------------------
                                                 account.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              4                        6        All assessments of uncollectible accounts receivable are done
    ----------------------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    ----------------------------------------------------------------------------------------------------------------------------
                                                 down to Inc.'s subsidiaries as deemed necessary.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              6                    Insiders     Payments to insiders include a portion of the Court approved retention
    ----------------------------------------------------------------------------------------------------------------------------
                                                 payments in the month of January.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              6                  Notes/Leases   Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
    ----------------------------------------------------------------------------------------------------------------------------
                                                 their lease commitments.  TransAmerica aircraft N750US & N751US were
    ----------------------------------------------------------------------------------------------------------------------------
                                                 erroneously ommitted from previous filings.  TransAmerica a/c to be returned
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              7                        3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ----------------------------------------------------------------------------------------------------------------------------
                                                 subsidiaries. Therefore, they are listed here accordingly.
    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------
              3                        3        The current general ledger system is not able to provide a detail of customer
    ----------------------------------------------------------------------------------------------------------------------------
                                                 cash receipts segregated by prepetition and post petition accounts receivable.
    ----------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER:  400-42142-BJH-11

Details of Other Items                                OCTOBER, 2001


ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                             $ (31,048,261)Reported
                                                   -----------------
           Intercompany Receivables                     (38,497,858)
           Deposits - State Street Bank (TA Air)                  0
           Deposits - Landing & Parking                      54,000
           Deposits - Ventura Aerospace                      65,125
           Deposits - Rent                                  113,643
           Deposits - Misc                                  572,125
           A/C Held for Resale                            6,551,971
           Intangible - Mather                               92,733
                                                   -----------------
           TOTAL CASH                                   (31,048,261)Detail
                                                   -----------------
                                                                  - Difference


14.   OTHER (ATTACH LIST)                             $   2,020,505 Reported
                                                   -----------------
           Deposits - Aircraft Leases                     2,020,505
           Intangible - ATAZ STC                                  0
                                                   -----------------
                                                          2,020,505 Detail
                                                   -----------------
                                                                  - Difference


22.   OTHER (ATTACH LIST)                             $ (29,640,207)Reported
                                                   -----------------
           Accrued A/P                                    2,516,962
           Deposit held for ATAZ sale                             0
           Accrued Salaries & Wages                       1,085,324
           Accrued 401K & Misc PR Deductions                 93,870
           Accrued PR Taxes (FICA)                           78,483
           Accrued Fuel Exp                               2,920,446
           Accrued Interest                                  80,378
           Accrued Maintenance Reserves                    (394,177)
           Accrued Fed Income Tax (Post)                (36,021,493)
                                                   -----------------
                                                        (29,640,207)Detail
                                                   -----------------
                                                                  - Difference


27.   OTHER (ATTACH LIST)                             $  21,053,895 Reported
                                                   -----------------
           Accrued A/P                                    6,532,302
           Accrued Maintenance Reserves                  10,267,512
           Accrued Fed Income Tax (Pre)                   3,332,363
           Accrued Taxes - Other                                446
           FINOVA Equip Accrued                             307,272
           Pegasus Lease Incentive                          614,000
                                                   -----------------
                                                         21,053,895 Detail
                                                   -----------------
                                                                  - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER:  400-42142-BJH-11

Details of Other Items                                OCTOBER, 2001



ACCRUAL BASIS-2
13. OTHER (ATTACH LIST)                                $  4,962,007  Reported
                                                       -------------
      Aircraft Expense                                    1,045,092
      Maintenance                                         1,342,324
      Fuel                                                   74,488
      Ops Wages                                           1,727,106
      Ops Wages-Grnd                                        150,477
      Ground Handling                                           260
      Other Operating Exp                                   595,049
      SFAS 121 Write-down of Assets, W-Net Cancel            27,211

                                                       -------------
                                                          4,962,007  Detail
                                                       -------------
                                                                  -  Difference

16  NON OPERATING INCOME (ATT. LIST)                       ($95,882) Reported
                                                       -------------
      Non-Op Income                                         (95,882) Detail
                                                       -------------
                                                                  -  Difference

17  NON OPERATING EXPENSE (ATT. LIST)                  $          0  Reported
                                                       -------------
      Non-Op Expense                                              -  Detail
                                                       -------------
                                                                  -  Difference

21  OTHER (ATTACH LIST)                                 ($3,903,097) Reported
                                                       -------------
      (Gain)/Loss on Sale of Assets                             417
      Credit for Allocation of A/C Costs to KH I/C       (3,903,514)

                                                       -------------
                                                         (3,903,097) Detail
                                                       -------------
                                                                  -  Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                  (3,571,529) Reported
                                                       -------------
      Transfer to Inc - all money sweeps                 (3,571,529) Detail
                                                       -------------
         to KH Inc. Case #400-42141                               -  Difference
                                                       -------------